UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2021

DIVERSIFIED HEALTHCARE TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	DHC	The Nasdaq Stock Market LLC
5.625% Senior Notes due 2042	DHCNI	The Nasdaq Stock Market LLC
6.25% Senior Notes due 2046	DHCNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Diversified Healthcare Trust.

Item 8.01.	Other Events.

On February 3, 2021, we agreed to sell $500.0 million aggregate principal amount of our 4.375% Senior Notes due 2031, or the Notes, in an underwritten public offering. The Notes are expected to be issued on or about February 8, 2021. The Notes will be fully and unconditionally guaranteed, on a joint and several basis and on a senior unsecured basis, by all of our subsidiaries, except for our foreign subsidiaries and certain other excluded subsidiaries. Such other excluded subsidiaries include, but are not limited to, subsidiaries whose equity has been pledged to secure borrowings under our credit agreement. The Notes and the guarantees thereof will be issued under our Indenture, dated February 18, 2016, or the Base Indenture, between us and U.S. Bank National Association, as trustee, or U.S. Bank, and a supplemental indenture thereto, to be dated on or about February 8, 2021, or the Supplemental Indenture, among us, the subsidiary guarantors and U.S. Bank. The Notes will be our senior unsecured obligations and the guarantees will be the subsidiary guarantors’ senior unsecured obligations.

The Notes will be subject to certain restrictive financial and operating covenants, including covenants that restrict our and our subsidiaries’ ability to incur debts in excess of calculated amounts, including debts secured by mortgages on our properties, and require us to maintain certain financial ratios.

The foregoing description of the covenants applicable to the Notes is qualified in its entirety by reference to such covenants as they appear in the Supplemental Indenture, the form of which is filed as Exhibit 4.2 to this Current Report on Form 8-K, or in the Base Indenture, which is filed as Exhibit 4.1 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission, or SEC, on February 18, 2016, which is incorporated herein by reference.

The Notes will be sold to the public at 100% of their principal amount. We expect to use the approximately $491.1 million of net proceeds from the offering of the Notes (after deducting estimated offering expenses and underwriters’ discounts) for general business purposes, including to redeem the $300.0 million principal amount outstanding of our 6.75% Senior Notes due 2021 on or after June 15, 2021 (when such notes become redeemable without the payment of a premium) and to prepay in full our $200.0 million term loan.

Affiliates of certain of the underwriters may own some of our 6.75% Senior Notes due 2021 and/or act as lenders under our $200.0 million term loan and will receive pro rata portions of the net proceeds from this offering used to redeem such notes and to prepay amounts outstanding thereunder. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these transactions.

A prospectus supplement relating to the Notes will be filed with the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example:

•	We expect to issue and deliver the Notes on or about February 8, 2021. In fact, the issuance and delivery of the Notes is subject to various conditions and contingencies as are customary in underwriting agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, this offering may be delayed or may not be completed, and

•	Our current intent is to use the proceeds from the offering of the Notes for general business purposes, including to redeem the $300.0 million principal amount outstanding of our 6.75% Senior Notes due 2021 on or after June 15, 2021 (when such notes become redeemable without the payment of a premium) and to prepay in full our $200.0 million term loan. However, the receipt and use of the proceeds is dependent on the completion of this offering and may not occur if the closing does not occur or for other reasons.

The information contained in our filings with the SEC, including under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, identifies other important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov

You should not place undue reliance upon forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of February 3, 2021, among the Company, certain subsidiaries of the Company named therein as guarantors and the underwriters named therein, pertaining to $500.0 million in aggregate principal amount of the Company’s 4.375% Senior Notes due 2031. (Filed herewith.)

4.1	Indenture, dated as of February 18, 2016, between the Company and U.S. Bank National Association. (Incorporated by reference to the Company’s Current Report on Form 8-K filed on February 18, 2016.)

4.2	Form of Fourth Supplemental Indenture among the Company, certain subsidiaries of the Company named therein as guarantors and U.S. Bank National Association, including the form of 4.375% Senior Notes due 2031. (Filed herewith.)

5.1	Opinion of Sullivan & Worcester LLP. (Filed herewith.)

5.2	Opinion of Venable LLP. (Filed herewith.)

5.3	Opinion of Taft Stettinius & Hollister LLP. (Filed herewith.)

8.1	Opinion of Sullivan & Worcester LLP re: tax matters. (Filed herewith.)

23.1	Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Venable LLP (contained in Exhibit 5.2).

23.3	Consent of Taft Stettinius & Hollister LLP. (contained in Exhibit 5.3).

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED HEALTHCARE TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Dated:  February 5, 2021

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